EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   26-Sep-05                                                          30-Sep-05

   Distribution Date:      BMW Vehicle Owner Trust 2004-A              Period #
   25-Oct-05               ------------------------------                    17


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   Balances
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                                                                         Initial        Period End
      Receivables                                                 $1,500,120,934      $709,950,468
      Reserve Account                                                 $9,683,915       $12,341,115
      Yield Supplement Overcollateralization                         $10,287,158        $4,743,148
      Class A-1 Notes                                               $313,000,000                $0
      Class A-2 Notes                                               $417,000,000                $0
      Class A-3 Notes                                               $470,000,000      $415,373,544
      Class A-4 Notes                                               $256,312,000      $256,312,000
      Class B Notes                                                  $33,521,000       $33,521,000

   Current Collection Period
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      Beginning Receivables Outstanding                             $748,051,790
      Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                          $21,995,578
            Receipts of Pre-Paid Principal                           $15,515,853
            Liquidation Proceeds                                        $296,214
            Principal Balance Allocable to Gross Charge-offs            $293,678
         Total Receipts of Principal                                 $38,101,323

         Interest Distribution Amount
            Receipts of Interest                                      $2,528,625
            Servicer Advances                                                 $0
            Reimbursement of Previous Servicer Advances                 ($84,887)
            Accrued Interest on Purchased Receivables                         $0
            Recoveries                                                   $52,610
            Net Investment Earnings                                      $35,709
         Total Receipts of Interest                                   $2,532,057

         Release from Reserve Account                                         $0

      Total Distribution Amount                                      $40,339,702

      Ending Receivables Outstanding                                $709,950,468

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance           $608,494
      Current Period Servicer Advance                                         $0
      Current Reimbursement of Previous Servicer Advance                ($84,887)
      Ending Period Unreimbursed Previous Servicer Advances             $523,607

   Collection Account
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      Deposits to Collection Account                                 $40,339,702
      Withdrawals from Collection Account
         Servicing Fees                                                 $623,376
         Class A Noteholder Interest Distribution                     $1,717,512
         First Priority Principal Distribution                                $0
         Class B Noteholder Interest Distribution                        $98,328
         Regular Principal Distribution                              $37,831,841
         Reserve Account Deposit                                              $0
         Unpaid Trustee Fees                                                  $0
         Excess Funds Released to Depositor                              $68,644
      Total Distributions from Collection Account                    $40,339,702


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   Excess Funds Released to the Depositor
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         Release from Reserve Account                                   $662,057
         Release from Collection Account                                 $68,644
      Total Excess Funds Released to the Depositor                      $730,701

   Note Distribution Account
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      Amount Deposited from the Collection Account                   $39,647,681
      Amount Deposited from the Reserve Account                               $0
      Amount Paid to Noteholders                                     $39,647,681

   Distributions
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      Monthly Principal Distributable Amount                     Current Payment    Ending Balance    Per $1,000    Factor
      Class A-1 Notes                                                         $0                $0       $0.00       0.00%
      Class A-2 Notes                                                         $0                $0       $0.00       0.00%
      Class A-3 Notes                                                $37,831,841      $415,373,544      $80.49      88.38%
      Class A-4 Notes                                                         $0      $256,312,000       $0.00     100.00%
      Class B Notes                                                           $0       $33,521,000       $0.00     100.00%

      Interest Distributable Amount                              Current Payment        Per $1,000
      Class A-1 Notes                                                         $0             $0.00
      Class A-2 Notes                                                         $0             $0.00
      Class A-3 Notes                                                 $1,008,382             $2.15
      Class A-4 Notes                                                   $709,130             $2.77
      Class B Notes                                                      $98,328             $2.93



   Carryover Shortfalls
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                                                                           Prior
                                                                     Period Carryover  Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                  $0                $0            $0
      Class A-2 Interest Carryover Shortfall                                  $0                $0            $0
      Class A-3 Interest Carryover Shortfall                                  $0                $0            $0
      Class A-4 Interest Carryover Shortfall                                  $0                $0            $0
      Class B Interest Carryover Shortfall                                    $0                $0            $0


   Receivables Data
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                                                                Beginning Period     Ending Period
      Number of Contracts                                                 46,088            44,932
      Weighted Average Remaining Term                                      35.32             34.40
      Weighted Average Annual Percentage Rate                              4.65%             4.65%

      Delinquencies Aging Profile End of Period                    Dollar Amount        Percentage
         Current                                                    $642,116,194            90.45%
         1-29 days                                                   $55,687,373             7.84%
         30-59 days                                                   $9,297,836             1.31%
         60-89 days                                                   $1,512,738             0.21%
         90-119 days                                                    $468,041             0.07%
         120-149 days                                                   $868,286             0.12%
         Total                                                      $709,950,468           100.00%
         Delinquent Receivables +30 days past due                    $12,146,901             1.71%


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      Write-offs
         Gross Principal Write-Offs for Current Period                  $293,678
         Recoveries for Current Period                                   $52,610
         Net Write-Offs for Current Period                              $241,068

         Cumulative Realized Losses                                   $4,003,048


      Repossessions                                                Dollar Amount             Units
         Beginning Period Repossessed Receivables Balance             $1,475,645                69
         Ending Period Repossessed Receivables Balance                $1,721,358                80
         Principal Balance of 90+ Day Repossessed Vehicles              $322,860                14

  Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                $5,012,629
      Beginning Period Amount                                         $5,012,629
      Ending Period Required Amount                                   $4,743,148
      Current Period Release                                            $269,481
      Ending Period Amount                                            $4,743,148
      Next Distribution Date Required Amount                          $4,480,979

   Reserve Account
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      Beginning Period Required Amount                               $13,003,172
      Beginning Period Amount                                        $13,003,172
      Net Investment Earnings                                            $35,709
      Current Period Deposit                                                  $0
      Current Period Release to Collection Account                            $0
      Current Period Release to Depositor                               $662,057
      Ending Period Required Amount                                  $12,341,115
      Ending Period Amount                                           $12,341,115

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